                   FORM OF WARRANT EXERCISE PURCHASE AGREEMENT

      This Warrant Exercise Purchase Agreement (this "AGREEMENT") is dated as of
June 6, 2006, among NAVIOS MARITIME HOLDINGS INC., a Marshall Islands corporation (the "COMPANY"), and the warrant holders listed on Schedule 1 hereto
(each, a "PURCHASER" and collectively, the "PURCHASERS").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, in order to induce Purchaser to exercise certain of the Company's outstanding publicly traded warrants held by Purchaser as of the date of this Agreement, the
Company agrees to reduce the exercise price of the warrants from $5.00 to $4.10;

      WHEREAS, in order to execute and participate in the transactions contemplated by this Agreement, Purchaser is either a "Qualified Institutional
Buyer" within the meaning of Rule 144A or an institutional "accredited investor"
within the meaning of Regulation D and Purchaser is acquiring such securities for investment and not for distribution

      WHEREAS, pursuant to the above referenced securities laws, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the
Company through the exercise of its publicly traded warrants, as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this
Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      1.1   Definitions. In addition to the terms defined elsewhere in this
Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

            "ACTION" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding, such as a deposition) or investigation pending or threatened in writing against or affecting the Company, the Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority
(federal, state, county, local or foreign), stock market, stock exchange or trading facility.

            "AFFILIATE" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a Person, as such terms are used in and construed under Rule 144.

            "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "CLOSING" means the closing of the purchase and sale of the Shares pursuant to Section 2.2.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" means the shares of common stock of the Company,
$0.0001 par value per share, and any securities into which such Common Stock may hereafter be reclassified.

            "COMPANY COUNSEL" means Mintz, Levin, Cohn, Ferris, Glovsky and
Popeo, P.C. or any special counsel engaged by the Company with respect to matters arising under or in connection with the laws of the Republic of the
Marshall Islands.

            "CONFIDENTIALITY AGREEMENT" means that certain Confidentiality
Agreement by and between the Company and each Purchaser, if any.

            "DISCLOSURE MATERIALS" shall have the meaning set forth in Section
3.1(h) hereof.

            "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "GAAP" shall have the meaning set forth in Section 3.1(h) hereof.

            "INVESTMENT AMOUNT" means, with respect to each Purchaser, the investment amount indicated on Schedule 1 hereto.

            "LEGEND REMOVAL DATE" shall have the meaning set forth in Section
4.1(c) hereof.

            "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

            "MATERIAL PERMIT" shall have the meaning set forth in Section 3.1(l)
hereof.

            "NEW YORK COURTS" shall have the meaning set forth in Section 5.9 hereof.

            "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof)
or other entity of any kind.

            "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                                        2

            "REGISTRAR" shall mean the Registrar or Deputy Registrar of
Corporations of the Republic of the Marshall Islands.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights
Agreement, dated as of the date of this Agreement, among the Company and the
Purchasers, in the form of Exhibit A hereto.

            "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

            "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC REPORTS" shall have the meaning ascribed to such term in
Section 3.1(h).

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHORT SALE" shall have the meaning set forth in Section 3.2(b)
hereof.

            "SUBSIDIARY" means any subsidiary formed by the Company for the purpose of effecting corporate transactions.

            "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation
Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common
Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading
Day shall mean a Business Day.

            "TRADING MARKET" means whichever of the New York Stock Exchange, the
American Stock Exchange or the NASDAQ National Market on which the Common Stock is listed or quoted for trading on the date in question.

            "TRANSACTION DOCUMENTS" means this Agreement, the Warrant Exercise
Form, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "WARRANT EXERCISE PRICE" equals $4.10.

            "WARRANT SHARES" shall have the meaning set forth in Section 2.1(a)
hereof.

                                        3

            "WARRANTS" means the Company's currently outstanding publicly traded warrants held by the Purchasers.

                                   ARTICLE II.
                   AUTHORIZATION AND ISSUANCE OF COMMON STOCK
                            UPON EXERCISE OF WARRANTS

      2.1   Authorization of Warrant Shares.

            The Company has previously authorized the sale and issuance of shares of its Common Stock to be issued upon exercise of the Warrants (the
"WARRANT SHARES").

            Sale and Purchase of Warrant Shares; Closing.

            (a)   Subject to the terms and conditions set forth in this
Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company the Warrant Shares upon exercise of the Warrants upon payment of the Warrant
Exercise Price representing such Purchaser's Investment Amount. No later than the earlier of June 2, 2006 or three (3) Business Days following the satisfaction of each of the applicable conditions set forth in Section 2.2 (the
"Closing Date"), the Closing shall occur at the offices of Mintz, Levin, Cohn,
Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 or at such other location or time as the parties shall mutually agree.

            (b)   Upon execution of this Agreement, each Purchaser shall deliver a Warrant Exercise Form and its Investment Amount, in United States dollars and in immediately available funds in accordance with the following wire instructions: UBS AG, ABA# 026007993, Account No. 101-WA-258641-000, for further credit to: Navios Maritime Holdings Inc., Account No. KU 42651.

      2.2   Closing Conditions. (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i)     a certificate evidencing the number of Warrant Shares
registered in the name of such Purchaser equal to the number of Warrants held by the Purchaser as identified;

                  (ii)    the legal opinion of Company Counsel and counsel for
the laws of the Marshall Islands, in agreed forms attached as Exhibit B, addressed to the Purchasers; and

                  (iii)   the Registration Rights Agreement, duly executed by
the Company.

                                        4

            (b)   At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the Registration Rights Agreement, duly executed by such Purchaser, the Purchaser's Investment Amount and a duly executed Warrant
Exercise Form.

            (c)   The obligations of each party at the Closing to consummate the transactions contemplated at such Closing shall be subject to the fulfillment, or waiver by the parties, of each of the following conditions:

                  (i)     from the date hereof to the Closing Date, trading in
the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg
Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

            (d)   The respective obligations of the Purchasers at the Closing to consummate the transactions contemplated at such Closing shall be subject to the fulfillment, or waiver by the Purchasers, of the following conditions:

                  (i)     all representations and warranties of the Company
contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date, and the Company shall deliver a certificate by an appropriate officer to such effect;

                  (ii)    all obligations, covenants and agreements of the
Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

                  (iii)   the Company shall have delivered the items set forth
in Section 2.2(a) of this Agreement;

                  (iv)    there shall have been no Material Adverse Effect with
respect to the Company since the date hereof;

                  (v)     the execution and delivery of each of the Transaction
Documents by the Company and the Subsidiaries and the consummation by it of the transactions contemplated thereby (i) do not violate, conflict with or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or U.S. state or federal or foreign governmental agency or authority, or self-regulatory organization
(any, a "GOVERNMENTAL AUTHORITY"), including, without limitation, the Financial
Services Authority, the Commission, the Commodities Futures Trading Commission,
the National Association of Securities Dealers (the "NASD") and the National
Futures Association (the "NFA"), applicable

                                        5

to the Company and (ii) do not require from the Company or the Subsidiaries any notice to, declaration or filing with, or consent or approval of any
Governmental Authority or other third party, except for the approval of the
Company's stockholders and as set forth in Schedule 3.1(e); and

                  (vi)    no court, arbitrator or Governmental Authority shall
have issued any order restraining the consummation of the transactions contemplated by this Agreement, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or Governmental Authority and be pending.

            (e)   The obligations of the Company at the Closing to consummate the transactions contemplated at such Closing shall be subject to the fulfillment, or waiver by the Company, of the conditions that (i) all representations and warranties of the Purchasers contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date, and the Purchasers shall have performed all of their covenants and agreements to be performed on or prior to the Closing Date; and
(ii) Purchasers shall have exercised in the aggregate Warrants for a total
Investment Amount of at least $100 million.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1   Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure
Schedules shall deemed a part hereof, the Company hereby makes the following representations and warranties to each Purchaser:

            (a)   Subsidiaries. The Company owns, directly or indirectly, all of the capital stock of the Subsidiaries, free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (b)   Organization and Qualification. Each of the Company and the
Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any of the Subsidiaries is in
violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction

                                        6

Document, (ii) a material and adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the
Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform, on a timely basis, its obligations under any Transaction
Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT") and no
Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c)   Authorization; Enforcement. The Company has the requisite
corporate power and authority, and has taken all requisite corporate action to enter into and to consummate the transactions contemplated by each of the
Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company in connection therewith. Each Transaction
Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) as limited by public policy.

            (d)   No Conflicts. The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any the Subsidiaries' certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiaries debt or otherwise) or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of the Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse
Effect.

            (e)   Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the

                                        7

Transaction Documents, other than (i) the filing with the Commission of the
Registration Statement in accordance with the requirements of the Registration
Rights Agreement, (ii) the filing of Form D with the Commission and such filings required by state securities laws, which the Company will promptly and timely, and in any event prior to the Effectiveness Date under the Registration
Statement, make, (iii) the application(s) to each Trading Market for the listing of the shares of Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 4.4, and
(v) such other filings as may be required following the Closing Date under the
Securities Act and the Exchange Act.

            (f)   Issuance of the Warrant Shares. The Warrant Shares have been duly authorized and, when issued and paid for in accordance with the provisions of the Warrants and the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company shall have reserved from its duly authorized capital stock all of the Warrant Shares issuable pursuant to this Agreement.

            (g)   Capitalization. The capitalization of the Company conforms as to legal matters to the description thereof contained in the Company's most recent periodic report filed with the Commission. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.
Except as described in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into, or exercisable for, shares of Common
Stock. The issue and sale of the Warrant Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the
Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Warrant Shares. Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (h)   SEC Reports; Financial Statements. The Company has filed all reports, registrations, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, or with any Governmental
Authority, for the twelve months preceding the date hereof (or such

                                        8

shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC REPORTS"
and, together with the Schedules to this Agreement (if any), the "DISCLOSURE
MATERIALS") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange
Act and the rules and regulations of the Commission promulgated thereunder, and the rules and regulations of any other Governmental Authority with which the SEC
Reports were made or should have been made, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC
Reports comply in all material respects with the rules and regulations of the
Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved
("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i)   Material Changes; Undisclosed Events, Liabilities or
Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i)
there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this
Agreement and as may be contemplated as described in the Confidentiality
Agreement executed by the Purchaser or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the
Company or the Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) Trading Day prior to the date that this representation is made.

                                        9

            (j)   Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction
Documents or the Warrants or (ii) except as set forth in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the
Company nor any of the Subsidiaries, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any of the Subsidiaries or any current or former director or officer of the Company or the Subsidiaries. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

            (k)   Compliance. Neither the Company nor any of the Subsidiaries
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries under), nor has the Company or any of the Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws applicable to its business, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

            (l)   Regulatory Permits. The Company and each of the Subsidiaries possess all certificates, authorizations, licenses, registrations and permits issued by any Governmental Authority which are necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL
PERMITS"), and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Material
Permit.

            (m)   Transactions With Affiliates and Employees. Except as set
forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any of the Subsidiaries
(other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                                       10

            (n)   Sarbanes-Oxley; Internal Accounting Controls. The Company is
in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 20-F is being prepared.

            (o)   Private Placement. Assuming the accuracy of the Purchasers'
representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the issuance of the Warrant Shares by the
Company to the Purchasers upon exercise of the Warrants as contemplated hereby.
The issuance and sale of the Warrant Shares hereunder will not contravene the rules and regulations of the Trading Market.

            (p)   Listing and Maintenance Requirements. The Company's Common
Stock is registered pursuant to Section 12(g) of the Exchange Act, and the
Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of terminating, the registration of the issuance of the Warrant Shares under the Exchange Act. Except as specified in the SEC
Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued
listing of the Common Stock on the applicable Trading Market, including the
Eligibility Rules thereunder. The issuance and sale of the Warrant Shares under the Transaction Documents does not contravene the rules and regulations of the
Trading Market on which the Common Stock is currently listed or quoted.

            (q)   Investment Company. The Company is not, and is not an
Affiliate of, and immediately after receipt of payment upon exercise of the
Warrants for the Warrant Shares, will not be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
The Company and each of the Subsidiaries shall conduct their business in a manner so that they will not become subject to the Investment Company Act of
1940, as amended.

            (r)   Registration Rights. Other than each of the Purchasers, and as disclosed in SEC filings, including the underwriters who received warrants in connection with public offering of the Company's predecessor and the holders of the Company's publicly traded warrants, no

                                       11

Person has any right to cause the Company to effect the registration under the
Securities Act of any securities of the Company. The Company is currently engaged in attempting to effectuate a registration statement covering the exercise of its publicly traded warrants.

            (s)   No Integrated Offering. Assuming the accuracy of the
Purchasers' representations and warranties set forth in Section 3.2, neither the
Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Warrant Shares to be integrated with prior offerings by the
Company for purposes of the Securities Act, any state securities law or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated, if such integration would adversely affect the representation in (o) above or the listing on the Trading Market.

            (t)   Form F-3 Eligibility. The Company expects to be eligible by
August 26, 2006, to register the resale of the Warrant Shares for resale by the
Purchasers on Form F-3 promulgated under the Securities Act.

            (u)   Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Company Material
Adverse Effect, the Company and each of the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any of the Subsidiaries.

      3.2   Representations and Warranties of the Purchasers. Each Purchaser
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a)   Organization; Authority. Such Purchaser is an entity duly
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such
Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the
Registration Rights Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

                                       12

            (b)   Investment Intent. Such Purchaser understands that the Warrant
Shares are "restricted securities" and have not been registered under the
Securities Act or any applicable state securities law and is acquiring the
Warrant Shares as principal for its own account for investment purposes only and not with a present view to or for distributing or reselling such Warrant Shares or any part thereof, has no present intention of distributing any of such
Warrant Shares and has no arrangement or understanding with any other person or persons regarding the distribution of such Warrant Shares (this representation and warranty not limiting such Purchaser's right to sell the Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser has not engaged, during the one month prior to the date of this Agreement, in any Short Sales with respect to the Common Stock. The Purchaser further represents that, between the time it became aware of the transactions contemplated by this Agreement and the public announcement of this Agreement or the termination hereof, it has not engaged and will not engage in any trades, whether purchases, sales, Short Sales or otherwise, with respect to the Common Stock. For the purposes of this
Agreement, "SHORT SALE" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the
Warrant Shares.

            (c)   Purchaser Status/Residence. At the time such Purchaser
exercised the Warrants and was issued the Warrant Shares, it was (a) an institutional "accredited investor" as defined in Rule 501(a) under the
Securities Act, and/or (b) a "qualified institutional buyer" as defined in Rule
144A under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act. Each Purchaser represents that, to the extent that he or she is an individual, that he or she is a resident of the state set forth opposite his or her name on Schedule 1, and, to the extent that it is an organizational entity, it has been organized under the laws of the state or country set forth opposite its name on Schedule 1.

            (d)   Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Warrant Shares and is able to afford a complete loss of such investment.

            (e)   General Solicitation. Such Purchaser is not purchasing the
Warrant Shares as a result of any advertisement, article, notice or other communication regarding the Warrant Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f)   Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Warrants and issuance of the Warrant Shares and the merits and risks of investing in the Warrant Shares; (ii) access to information about the

                                       13

Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

            (g)   Independent Investment Decision. Such Purchaser has
independently evaluated the merits of its decision to purchase Warrant Shares pursuant to this Agreement, such decision has been independently made by such
Purchaser and such Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other
Purchaser's business and/or legal counsel in making such decision.

            (h)   No Tax or Legal Advice. Such Purchaser understands that
nothing in this Agreement, any other Transaction Document or any other materials presented to such Purchaser in connection with the purchase and sale of the
Warrant Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its exercise of its
Warrants and the issuance of the Warrant Shares.

            (i)   Short Sales. Each Purchaser represents that, from the date that it was approached to participate in the transaction contemplated by this
Agreement through the Closing Date, neither it nor its Affiliates have engaged in any trades with respect to, or made any net Short Sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net Short Sale of the Common Stock.

      The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                       14

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1   Transfer.

            (a)   Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Warrant
Shares other than pursuant to an effective registration statement or Rule 144, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b)   Certificates evidencing the Warrant Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND
            EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN
            RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES
            ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY,
            MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
            AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
            REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE
            WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL
            OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE
            OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE
            SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN
            ACCOUNT SECURED BY SUCH SECURITIES.

            The Company acknowledges and agrees that a Purchaser may, from time to time, pledge, and/or grant a security interest in some or all of the Warrant
Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser

                                       15

transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Warrant Shares may reasonably request in connection with a pledge or transfer of the Warrant
Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling
Stockholders thereunder.

            (c)   Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) on the
Effective Date, or (ii) following a sale of such Warrant Shares pursuant to an effective registration statement (including the Registration Statement) so long as the purchaser of the Warrant Shares is not an Affiliate of the Company, or
(iii) following a sale of such Warrant Shares pursuant to Rule 144, or (iv)
while such Warrant Shares are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act
(including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (v), however, that the beneficial owner of the Warrant Shares is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing
Warrant Shares under this Section 4.1(c), the Company will, not later than three
(3) Trading Days following the delivery by a Purchaser to the Company or the
Company's transfer agent of a certificate representing such Warrant Shares containing a restrictive legend (such third Trading Day, the "LEGEND REMOVAL
DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the
Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

            (d)   Each Purchaser, severally and not jointly with the other
Purchasers, agrees that the removal of the restrictive legend from certificates representing Warrant Shares as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Warrant Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

      4.2   Furnishing of Information. For no less than a period of three years from the date of issuance of the Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Warrant
Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell such Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Warrant Shares may reasonably request, all to the extent required from time to time to enable

                                       16

such Person to sell such Warrant Shares without registration under the
Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3   Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in
Section 2 of the Securities Act) that would be integrated with the offer or sale of the Warrant Shares in a manner that would require the registration under the
Securities Act of the sale of the Warrant Shares to the Purchasers, or that would be integrated with the offer or sale of the Warrant Shares for purposes of the rules and regulations of any Trading Market if such integration would result in a violation of such rules and regulations.

      4.4   Securities Laws Disclosure; Publicity. By 8:30 a.m. (New York time)
on the fifth Business Day following the date of this Agreement, the Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby and file a Current Report on Form 6-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed.

      4.5   Non-Public Information. The Company covenants and agrees that, following the termination of the existing Confidentiality Agreement between the
Company and each Purchaser, neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless, prior thereto, such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.6   Use of Proceeds. The Company shall use the net proceeds from the exercise of the Warrants and the sale of the Warrant Shares hereunder for payment of a portion of the consideration to be paid in order to consummate the transactions as contemplated by the Confidentiality Agreement executed by the
Purchaser and for working capital purposes following such transactions.

      4.7   Listing of Common Stock. The Company hereby agrees to list on the
Trading Market the Warrant Shares. The Company further agrees that, if the
Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Warrant Shares.

      4.8   Short Sales. The Purchaser agrees that beginning on the date hereof until at least sixty (60) days from the Closing, the Purchaser will not enter into any Short Sales.

      4.9   No Registration. The Company agrees not to issue any securities pursuant to any registration statement or register for resale on behalf of others any securities prior to the

                                       17

Effective Date, except for securities issued in connection with an acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1   Termination. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Warrant Shares as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the
Company to enter into the same agreements with other Purchasers and to add and/or delete other persons as Purchasers.

      5.2   Fees and Expenses. Each Purchaser and the Company shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.
The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Warrant Shares under this Agreement.

      5.3   Entire Agreement. The Transaction Documents, together with the
Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4   Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading
Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New
York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d)
upon actual receipt by the party to whom such notice is required to be given.
The address for such notices and communications shall be as follows:

      If to the Company:        Navios Maritime Holdings Inc.
                                85 Akti Miouli Street
                                Piraeus, Greece 185 38
                                Attn: Vasiliky Papaefthymiou

                                       18

      With a copy to:           Mintz, Levin, Cohn, Ferris, Glovsky and
                                Popeo, P.C.
                                666 Third Avenue
                                New York, NY 10017
                                Attn: Kenneth R. Koch, Esq.

      If to a Purchaser:        To the address set forth opposite the
                                Purchaser's name on Schedule 1;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      5.5   Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchaser or Purchasers holding no less than a majority of the Warrant Shares on a converted basis; provided, however, that if any amendment or waiver adversely affects any Purchaser or Purchasers in a disproportionate manner, then the written consent of any Purchaser so affected shall also be obtained. No waiver of any default with respect to any provision, condition or requirement of this
Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6   Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction
Documents.

      5.7   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such
Purchaser assigns or transfers any Warrants, provided such transferee agrees in writing to be bound, with respect to the transferred Warrants, by the provisions hereof that apply to the "Purchasers."

      5.8   No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 (as to each
Purchaser).

                                       19

      5.9   Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New
York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other
Transaction Documents (whether brought against a party hereto or its respective
Affiliates, employees or agents) may be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW
YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the
Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

      5.10  Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Warrant
Shares.

      5.11  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.12  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                                       20

      5.13  Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the
Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such
Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      5.14  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the
Purchasers and the Company will be entitled to specific performance under the
Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.15  Independent Nature of Purchasers' Obligations and Rights. The
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other
Purchaser under any Transaction Document. The decision of each Purchaser to purchase Warrant Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the
Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Warrant Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

      (Remainder of page intentionally left blank. Signature pages follow.)

                                       21

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Exercise
Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                            NAVIOS MARITIME HOLDINGS INC.

                                        By: ____________________________________
                                            Name:
                                            Title:

   (Remainder of page intentionally left blank. Signature pages of Purchasers follow.)

                    Counterpart Signature Page For Purchasers

      The undersigned hereby agrees to become a party to that certain Warrant
Exercise Purchase Agreement dated as of June ___, 2006 (the "Agreement") among
Navios Maritime Holdings Inc., a Marshall Islands corporation (the "Company")
and others. From and after the undersigned's execution and delivery and the
Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

________________________________________
Printed Name of Purchaser

________________________________________
Signature of Purchaser

Investment Amount: $____________________

Number of Warrants:_____________________

By: ____________________________________

Title: _________________________________

Address: _______________________________

________________________________________

________________________________________

Date: __________________________________

Agreed and accepted:

NAVIOS MARITIME HOLDINGS INC

By:_____________________________________
   Name:
   Title:

                                   SCHEDULE 1

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                                NUMBER OF
                INVESTMENT   WARRANTS/WARRANT   ADDRESS FOR NOTICE (INCLUDING
   PURCHASER      AMOUNT          SHARES         TELEPHONE AND FAX NUMBERS)
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                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                                 FORM OF OPINION

MARSHALL ISLANDS' COUNSEL

      1.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Republic of the Marshall Islands and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC
Reports.

      2.    The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares. The execution and delivery of the Transaction Documents by the
Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors or stockholders is required. Each of the Transaction Documents has been duly executed and delivered by the Company and each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms.

      3.    The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, does not and will not result in a violation of the
Company's Certificate of Incorporation or Bylaws.

MINTZ LEVIN AND MARSHALL ISLANDS' COUNSEL

      4.    The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, does not and will not (i) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement included as an exhibit to the Company's Annual Report on Form 20-F for the fiscal year ended December
31, 2005, (ii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the
Company is bound or affected, or (iii) require any third party consents under any of the material agreements referred to above or government filings, except, with respect to clauses (i), (ii) and (iii) above, for such violations, conflicts or defaults, or failures to obtain third party consents or make government filings, as would not, individually or in the aggregate, have a
Material Adverse Effect.

MINTZ LEVIN

      5.    Assuming the truth and accuracy of the representations and warranties of the Purchasers included in Section 3.2 of the Securities Purchase
Agreement, the issuance of the

Shares in accordance with the Securities Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended. The Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Securities Purchase Agreement will be duly and validly issued, fully paid and nonassessable and, to our knowledge, free and clear of all liens, charges, restrictions and encumbrances imposed by or through the Company except as set forth in the Transaction Documents.